Equity	12 Months Ended
Dec. 31, 2025
Equity [Abstract]
EQUITY

20 – EQUITY

Ordinary Shares

As of December 31, 2025, the Group has 86,042,726 ordinary shares, with a par value of US$0.0001 per share (December 31, 2024, the Group had 63,272,419 ordinary shares, with par value of US$0.0001).

The voting, dividend and liquidation rights of the holders of the ordinary shares are subject to Articles of Association of the Group. The holders of the ordinary shares are entitled to one vote for each share held at all meetings of stockholders. There is no cumulative voting. The number of authorized shares of common stock may be increased or decreased by the affirmative vote of the common stockholders the Group.

Preferred stocks

The preferred stocks converted to ordinary shares as of the deSPAC date, and there are no preferred stocks remaining as of December 31, 2025. The Group has retrospectively adjusted the previous preferred stock into common stock using the Exchange Ratio at that time.